UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2022

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2022, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a lease agreement with Lemon City Group, LLC for office space located at 350 NE 60th Street, Miami, Florida 33137 (the “Lease”). The term of the Lease is 5 years commencing on April 1, 2022 and expiring on March 31, 2027. The lease is terminable with a 60-day written notice with no penalty. The base rent from the lease commencement date through March 31, 2027 is fixed $16,000 per month. The security deposit is $16,000. Upon commencement of the Lease term on April 1, 2022, the current 5-year lease agreement for office space in Miami, Florida between 704Games LLC, a subsidiary of the Company, and Lemon City Group, LLC will be terminated without penalty. The terms of the current 5-year lease agreement for office space in Miami, Florida were disclosed in the Company’s prior filings, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 2020 filed on March 24, 2021. Lemon City Group, LLC is controlled by the manager of Motorsport Network, LLC.

The foregoing description of the Lease does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Lease, a copy of which are attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease Agreement dated February 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORSPORT GAMES INC.

Date: February 10, 2022	By:	/s/ Dmitry Kozko
Dmitry Kozko, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement dated February 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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